SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 02549

                                ------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  June 11, 1998


                           PHONETEL TECHNOLOGIES, INC.
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           (Exact Name of Registrant as Specified in its Charter)


             Ohio                    0-16715               34-1462198
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  (State or Other Jurisdiction     (Commission            (IRS Employer
      of Incorporation)            File Number)       Identification Number)


 North Point Tower, 7th Floor, 1001 Lakeside Avenue, Cleveland, Ohio   44114
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      (Address of principal executive offices)                     (Zip Code)


   Registrant's Telephone number, including area code     (216) 241-2555



 Item 1.   Change in Control of Registrant

      (a)  Not applicable

      (b) On June 11, 1998, PhoneTel Technologies, Inc. ("PhoneTel") entered into a definitive Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with Davel Communications Group, Inc. ("Old Davel") pursuant to which, among other things, PhoneTel and Old Davel will combine their operations (the "Transaction") under a newly formed holding company to be called Davel Communications, Inc. ("New Davel"). Under the terms of the Merger Agreement, which has been unanimously approved by the Boards of Directors of both companies, holders of outstanding common stock of PhoneTel ("PhoneTel Common Stock") will receive shares of common stock of New Davel ("New Davel Common Stock"), based upon a value of $3.08 per share of PhoneTel Common Stock. The number of shares of New Davel Common Stock to be issued will be determined based on the average closing price of the common stock of Old Davel ("Old Davel Common Stock") for the 30 consecutive trading days ending on the second day prior to shareholders' approval of the Transaction, subject to a cap of 0.13765 shares of New Davel Common Stock for each share of PhoneTel Common Stock. The transaction will be accounted for as a pooling of interests and is expected to be tax free to PhoneTel and Old Davel shareholders.

      Consummation of the Transaction is conditioned upon approval of the Transaction by shareholders of both PhoneTel and Old Davel and the receipt of regulatory approvals, including approvals under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

      The Transaction is subject to certain other conditions, including the redemption of PhoneTel's 14% Convertible Cumulative Redeemable Preferred Stock and completion of a cash tender offer for PhoneTel's 12% Senior Notes due 2006 (the "Notes") at a price not exceeding 101% of the principal amount of the Notes, with a minimum of 80% of the $125 million outstanding principal amount having been tendered. Satisfaction of these conditions is dependent upon receipt by Old Davel of financing, which is expected to be obtained through a combination of high yield debt and a senior credit facility.

      In connection with the Merger Agreement, on June 11, 1998, PhoneTel entered into Stock Voting Agreements (the "Davel Voting Agreements") with each of Mr. David R. Hill, Chairman of the Board of Old Davel, and Samstock, L.L.C., an affiliate of Equity Group Investments, Inc. ("Samstock"), pursuant to which, among other things, each of Mr. Hill and Samstock agreed to vote all shares of Old Davel Common Stock owned by them in favor of the Transaction. Samstock, which is an investment vehicle controlled by Mr. Sam Zell, previously has agreed, among other things, to purchase 1,623,900 shares of Old Davel Common Stock from Old Davel and certain selling shareholders.

      In connection with the Merger Agreement, on June 11, 1998, Old Davel entered into Stock Voting Agreements (the "PhoneTel Voting Agreements") with each director of PhoneTel (the "PhoneTel Directors"), ING (U.S.) Investment Corporation ("ING") and Cerberus Partners, L.P. ("Cerberus"), pursuant to which, among other things, the PhoneTel Directors, ING and Cerberus agreed to vote all shares of PhoneTel Common Stock owned by them in favor of the Transaction. Additionally, PhoneTel entered into a Stock Voting Agreement with Samstock (the "Samstock Voting Agreement"), pursuant to which, among other things, Samstock agreed to vote all shares of PhoneTel Common Stock owned by it in favor of the Transaction.

      In connection with the Merger Agreement, on June 11, 1998, PhoneTel entered into (i) a Consulting and Non-Competition Agreement with Mr. Peter Graf, PhoneTel's chief executive officer (the "Consulting Agreement"), and
 (ii) an Employment and Non-Competition Agreement with Ms. Tammy Martin, PhoneTel's chief administrative officer (the "Employment Agreement").

      The foregoing is a summary only and is qualified in its entirety by reference to the Merger Agreement, the Davel Voting Agreements, the PhoneTel Voting Agreements, the Samstock Voting Agreement, the Consulting Agreement and the Employment Agreement, each of which is filed as an exhibit hereto.

 Item 7.   Financial Statements, Pro Forma Financial Information and
           Exhibits

      (c) Exhibits

      (2)       Agreement and Plan of Merger and Reorganization, dated
                June 11, 1998, by and among Davel Communications Group, Inc., Davel Holdings, Inc., D Subsidiary, Inc., PT Merger Corp. and PhoneTel Technologies, Inc.
      (10.1) Voting Agreement, dated June 11, 1998, by and between PhoneTel Technologies, Inc. and Mr. David R. Hill
      (10.2) Voting Agreement, dated June 11, 1998, by and between PhoneTel Technologies, Inc. and Samstock, L.L.C.
      (10.3) Voting Agreement, dated June 11, 1998, by and between PhoneTel Technologies, Inc. and Samstock, L.L.C.
      (10.4) Consulting and Non-Competition Agreement, dated June 11, 1998, by and between PhoneTel Technologies, Inc. and Mr. Peter Graf
      (10.5) Employment and Non-Competition Agreement, dated June 11, 1998, by and between PhoneTel Technologies, Inc. and Ms. Tammy Martin
      (99.1) Voting Agreement, dated June 11, 1998, by and between Davel Communications Group, Inc. and Mr. Peter Graf
      (99.2)    Voting Agreement, dated June 11, 1998, by and between Davel
                Communications Group, Inc. and Mr. Steven Richman
      (99.3)    Voting Agreement, dated June 11, 1998, by and between Davel
                Communications Group, Inc. and Mr. George Henry
      (99.4)    Voting Agreement, dated June 11, 1998, by and between Davel
                Communications Group, Inc. and Mr. Aron Katzman
      (99.5)    Voting Agreement, dated June 11, 1998, by and between Davel
                Communications Group, Inc. and Mr. Joseph Abrams
      (99.6)    Voting Agreement, dated June 11, 1998, by and between Davel
                Communications Group, Inc. and ING (U.S.) Investment
                Corporation
      (99.7) Voting Agreement, dated June 11, 1998, by and between Davel Communications Group, Inc. and Cerberus Partners, L.P.
      (99.8) Joint Press Release of PhoneTel Technologies, Inc. and Davel Communications Group, Inc., dated June 12, 1998



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PHONETEL TECHNOLOGIES, INC.


 Dated: June 17, 1998               By:  ______________________________
                                         Tammy L. Martin
                                         Chief Administrative Officer


                             Index to Exhibits


 Exhibit                       Exhibit
 Number

 (2) Agreement and Plan of Merger and Reorganization, dated June 11, 1998, by and among Davel Communications Group, Inc., Davel Holdings, Inc., D Subsidiary, Inc., PT Merger Corp. and PhoneTel Technologies, Inc.
 (10.1) Voting Agreement, dated June 11, 1998, by and between PhoneTel Technologies, Inc. and Mr. David R. Hill
 (10.2) Voting Agreement, dated June 11, 1998, by and between PhoneTel Technologies, Inc. and Samstock, L.L.C.
 (10.3) Voting Agreement, dated June 11, 1998, by and between PhoneTel Technologies, Inc. and Samstock, L.L.C.
 (10.4) Consulting and Non-Competition Agreement, dated June 11, 1998, by and between PhoneTel Technologies, Inc. and Mr. Peter Graf
 (10.5) Employment and Non-Competition Agreement, dated June 11, 1998, by and between PhoneTel Technologies, Inc. and Ms. Tammy Martin
 (99.1) Voting Agreement, dated June 11, 1998, by and between Davel Communications Group, Inc. and Mr. Peter Graf
 (99.2) Voting Agreement, dated June 11, 1998, by and between Davel Communications Group, Inc. and Mr. Steven Richman
 (99.3) Voting Agreement, dated June 11, 1998, by and between Davel Communications Group, Inc. and Mr. George Henry
 (99.4) Voting Agreement, dated June 11, 1998, by and between Davel Communications Group, Inc. and Mr. Aron Katzman
 (99.5) Voting Agreement, dated June 11, 1998, by and between Davel Communications Group, Inc. and Mr. Joseph Abrams
 (99.6) Voting Agreement, dated June 11, 1998, by and between Davel Communications Group, Inc. and ING (U.S.) Investment Corporation
 (99.7) Voting Agreement, dated June 11, 1998, by and between Davel Communications Group, Inc. and Cerberus Partners, L.P.
 (99.8) Joint Press Release of PhoneTel Technologies, Inc. and Davel Communications Group, Inc., dated June 12, 1998